Series Number: 1
For period ending 04/30/15

48)	Investor, A, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

R6
First $4 billion 0.640%
Next $4 billion 0.620%
Next $4 billion 0.600%
Next $4 billion 0.580%
Next $4 billion 0.560%
Next $5 billion 0.540%
Over $25 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                                16,585
                      Institutional Class                                                      10,940
                      2. Dividends for a second class of open-end company shares
                                A Class                                                      217
                                C Class                                                      -
                                R Class                                                      -
R6 Class                                                      4,182

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0991
                                 Institutional Class                                                      $0.1695
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0110
C Class                                                      -
R Class                                                      -
R6 Class                                                      $0.2224

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                                197,804
                      Institutional Class                                                                63,456
2. Number of shares outstanding of a second class of open-end company shares                (000's omitted)
                      A Class                                                      21,898
                                C Class                                                      448
R Class                                                      4,362
R6 Class                                                     10,155

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $29.48
                      Institutional Class                                                      $29.90
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $28.76
                                C Class                                                      $28.19
R Class                                                      $28.35
R6 Class                                                      $29.89

Series Number: 2
For period ending 04/30/15

48)	Investor, A, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

R6
First $4 billion 0.640%
Next $4 billion 0.620%
Next $4 billion 0.600%
Next $4 billion 0.580%
Next $4 billion 0.560%
Next $5 billion 0.540%
Over $25 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      8,938
Institutional Class                                                      156
2.  Dividends for a second class of open-end company shares
                                A Class                                                      57
                                C Class                                                      -
R Class                                                      -
R6 Class                                                      56

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.2408
Institutional Class                                                      $0.3617
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0896
C Class                                                      -
           R Class                                                      -
R6 Class                                                      $0.4524

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                40,427
Institutional Class                                                                602
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      655
                                C Class                                                      104
R Class                                                      54
R6 Class                                                      151

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $59.12
Institutional Class                                                                $59.94
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $58.08
                        C Class                                                                           $54.13
R Class                                                      $57.96
R6 Class                                                      $59.92

Series Number: 3
For period ending 04/30/15

48)	Investor, A, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

R6
First $4 billion 0.640%
Next $4 billion 0.620%
Next $4 billion 0.600%
Next $4 billion 0.580%
Next $4 billion 0.560%
Next $5 billion 0.540%
Over $25 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      25,644
Institutional Class                                                      1,043
2.  Dividends for a second class of open-end company shares
                                A Class                                                      58
                                C Class                                                      -
R Class                                                      -
R6 Class                                                      199

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1204
Institutional Class                                                      $0.1934
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0291
C Class                                                      -
           R Class                                                      -
R6 Class                                                      $0.2481

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                224,059
                      Institutional Class                                                                5,249
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      2,063
                                C Class                                                      86
R Class                                                      249
R6 Class                                                      912

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $36.39
                      Institutional Class                                                      $37.42
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $35.10
                                C Class                                                      $31.30
R Class                                                      $34.59
R6 Class                                                      $37.42

Series Number: 5
For period ending 04/30/15

48)	Investor, A, C & R
1.00%

Institutional
0.800%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                34,662
                      Institutional Class                                                                7
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      296
                                C Class                                                      121
R Class                                                      391

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $31.46
                      Institutional Class                                                      $31.71
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $31.13
                                C Class                                                      $30.15
R Class                                                      $30.80

Series Number: 11
For period ending 04/30/15

48)	Investor, A, B, C & R
1.000%

Institutional
0.800%

R6
0.650%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                181,172
                      Institutional Class                                                                6,221
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      36,029
B Class                                                      112
                                C Class                                                      6,387
R Class                                                      2,591
R6 Class                                                      3,694

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $25.03
                      Institutional Class                                                      $26.06
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $23.78
                                B Class                                                      $22.94
C Class                                                      $20.78
R Class                                                      $23.97
R6 Class                                                      $26.13

Series Number: 12
For period ending 04/30/15

48)	Investor
First $1 billion 0.900%
Over $1 billion 0.800%

Institutional
First $1 billion 0.700%
Over $1 billion 0.600%

Series Number: 17
For period ending 04/30/15

48)	Investor, A, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U)           1. Number of shares outstanding (000's omitted)
                                Investor Class                                                                16,060
                      Institutional Class                                                                4
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                                38
                      C Class                                                      7
R Class                                                      10

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $11.99
                      Institutional Class                                                      $12.12
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $11.82
                      C Class                                                      $11.34
R Class                                                      $11.66

Series Number: 19
For period ending 04/30/15

48)	Investor and A
First $500 million 1.100%
Next $500 million 1.000%
Over $1 billion 0.900%

Institutional
First $500 million 0.900%
Next $500 million 0.800%
Over $1 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      2,061
                                Institutional Class                                                      47
2. Dividends for a second class of open-end company shares
                                A Class                                                      49

   73A)              1. Dividends from net investment income
                      Investor Class                                                                $0.1329
                                 Institutional Class                                                      $0.1520
                      2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.1090

   74U)              1. Number of shares outstanding (000's omitted)
                             Investor Class                                                      16,237
                             Institutional Class                                                      318
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                                      487

   74V)                      1. Net asset value per share (to nearest cent)
                            Investor Class                                                $9.33
                             Institutional Class                                                      $9.35
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                                      $9.31

Series Number: 20
For period ending 04/30/15

48)	Investor
First $500 million 1.250%
Next $500 million 1.100%
Over $1 billion 1.000%

Institutional
First $500 million 1.050%
Next $500 million 0.900%
Over $1 billion 0.800%

Series Number: 21
For period ending 04/30/15

48)	Investor, A, B, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

R6
First $250 million 1.150%
Next $250 million 0.900%
Next $250 million 0.800%
Over $750 million 0.750%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      12,903
                      Institutional Class                                                      4,786
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      7,721
                        B Class                                                                 47
C Class                                            948
R Class                                            120
R6 Class                                           1,615

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $13.87
                      Institutional Class                                                      $14.08
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.54
                                B Class                                            $12.66
C Class                                            $12.71
R Class                                            $13.37
R6 Class                                           $14.11

Series Number: 23
For period ending 04/30/15

49)	Investor, A, B, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                984
                               Institutional Class                                                                           156
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           1,150
                               B Class                                                                           7
                               C Class                                                                           43
                               R Class                                                                           40

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.2643
                               Institutional Class                                                      $0.3067
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.2114
                               B Class                                                                           $0.0526
                               C Class                                                                           $0.0526
                               R Class                                                                           $0.1585

74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           4,298
                             Institutional Class                                           616
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           5,672
                               B Class                                                                           119
                               C Class                                                                           884
                               R Class                                                                           263

74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $21.82
                             Institutional Class                                           $21.87
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $21.77
                               B Class                                                                           $21.45
                               C Class                                                                           $21.45
                               R Class                                                                           $21.68

Series Number: 24
For period ending 04/30/15

48)	Investor, A, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                58
                               Institutional Class            -
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           1
                               C Class                                                                           -
                               R Class                                                                           -

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.0545
                               Institutional Class                                                      $0.0846
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.0168
       C Class                                           -
       R Class                                              -

74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           1,277
                             Institutional Class                                           3
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           50
                               C Class                                                                           32
                               R Class                                                                           10

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $12.41
                             Institutional Class                                           $12.41
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $12.38
                               C Class                                                                           $11.83
                               R Class                                                                           $12.29

Series Number: 27
For period ending 04/30/15

48)                 Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

R6
First $4 billion 0.640%
Next $4 billion 0.620%
Next $4 billion 0.600%
Next $4 billion 0.580%
Next $4 billion 0.560%
Next $5 billion 0.540%
Over $25 billion 0.450%

Series Number: 28
For period ending 04/30/15

48)	Institutional
0.800%

R6
0.650%